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                             [LETTERHEAD OF AMBAC]



Insured Obligations:                         Policy Number:

Structured Asset Securities Corporation      AB0475BE
Mortgage Pass-Through Certificates,
Series 2001-l0A,
Class 2-A.1

                                             Premium:

                                             As specified in the endorsement
                                             attached hereto.


Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby awes unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Obligation which has become Due for payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to asssets any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duty authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.



/s/ Robert J. Genader           [SEAL]            /s/ Anne G. Gill

President                                         Secretary




Effective Date: June 29, 2001                     /s/ Jeffrey D. Nabi
                                                  Authorized Representative



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                   CERTIFICATE GUARANTY INSURANCE ENDORSEMENT




Attached to and forming                           Effective Date of Endorsement:
part of Policy #AB0475BE                                           June 29, 2001
issued to:



The Chase Manhattan Bank,
as Trustee for the Holders of
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2001-10A, Class 2-A1


         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean the Trust Agreement, dated as of June 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services, Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

         "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City in which the Corporate Trust Office of the Trustee is located or the States of Colorado or New York are authorized or obligated by law or executive order to be closed.

         "Certificate Account" shall mean the account created and maintained with the Master Servicer for the benefit of the Certificateholders and the Class 2-A1 Certificate Insurer pursuant to Section 4.04 of the Agreement.

         "Class 2-A1 Certificate Insurance Premium" shall have the meaning set forth in the Agreement.

         "Class 2-A1 Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Financial Guaranty Insurance Policy.

         "Class 2-A1 Certificate Premium Percentage" shall mean 0.07% per annum.

         "Class 2-A1 Certificates" shall mean any one of the Certificates designated as a Class 2-A1 Certificates, substantially in the form set forth in Exhibit A to the Agreement.

         "Class 2-A1 Guaranteed Distributions" shall mean, (a) with respect to any Distribution Date, (i) the Accrued Certificate Interest (determined without regard to clause (i) of the definition thereof) of the Class 2-A1 Certificates for such Distribution Date, (ii) the amount of any Realized Losses allocated to the Class 2-A1 Certificates on such Distribution Date and (iii) the amount of any


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distribution of principal or interest to any Holder of a Class 2-A1 Certificate which is subsequently avoided in whole or in part as a preference payment under applicable law and (b) for the Final Scheduled Distribution Date, the Class Principal Amount of the Class 2-A1 Certificates to the extent unpaid on the Final Scheduled Distribution Date.

         "Distribution Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Distribution Date.

         "Due for Payment" shall mean with respect to any Insured Payment, such amount is due and payable pursuant to the terms of the Agreement.

         "Financial Guaranty Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

         "First Distribution Date" shall mean July 25, 2001.

         "Holder" shall mean any person who is the registered owner or beneficial owner of any Class 2-A1 Certificate.

         "Indemnification Agreement" shall mean the Indemnification Agreement, dated as of June 14, 2001, between Ambac Assurance Corporation and Structured Asset Securities Corporation, as Depositor, as such Indemnification Agreement may be amended, modified or supplemented from time to time.

         "Insured Amounts" shall mean, with respect to any Distribution Date, the excess, if any of the Class 2-A1 Guaranteed Distributions for such Distribution Date over the Available Distribution Amount for Pool 2 available to pay the Class 2-A1 Cerfiticateholders.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Class 2-A1 Certificate Insurer to the Trustee in respect of (i) Insured Amounts for such Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

         "Preference Amount" means any payment of Insured Amounts on a Class 2-A1 Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.


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         "Trustee" shall mean The Chase Manhattan Bank or its
successor-in-interest, in its capacity as trustee under the Agreement, or if any successor trustee or any co-trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

         As provided by the Policy, the Class 2-A1 Certificate Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Class 2-A1 Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Class 2-A1 Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         The Class 2-A1 Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Distribution Date next following receipt on a Business Day by the Class 2-A1 Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder is required to return such Preference Amount paid during the term of this Financial Guaranty Insurance Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Class 2-A1 Certificate Insurer, duly executed and delivered by the Trustee, irrevocably assigning to the Class 2-A1 Certificate Insurer all rights and claims of the Trustee or the Holder relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Class 2-A1 Certificate Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Class 2-A1 Certificate Insurer and (b) evidence satisfactory to the Class 2-A1 Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         The Class 2-A1 Certificate Insurer hereby agrees that it shall be subrogated to the rights of Holders to receive the related Reimbursement Amount pursuant to Section 5.02(c)(vii) of the Agreement by virtue of any previous payment under this Policy provided that no recovery of such


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payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Class 2-A1 Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Distribution Date as provided in Section 5.02(a)(ii) of the Agreement, beginning with the First Distribution Date, in an amount, with respect to each distribution date, equal to the Class 2-A1 Certificate Insurance Premium.

         THE INSURANCE PROVIDED BY THE FINANCIAL GUARANTEE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN
ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Class 2-A1 Certificate Insurer.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.


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         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this
Endorsement to the Policy to be signed by its duly authorized officers.



/s/ Melissa Velie                                 /s/ Jeffrey D. Nabi
-------------------                               -------------------
Assistant Secretary                               First Vice President



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                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0475BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS


                                                  Date:  [             ]



Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB0475BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

         The Trustee hereby certifies as follows:

         1. The Trustee is the Trustee under the Agreement for the Holders.


         2.       The relevant Distribution Date is [date].

         3. Payment on the Class 2-A1 Certificates in respect of the Distribution Date is due to be received on ____________________________ under the Agreement, in an amount equal to $_____________________.

         4. There is a Class 2-A1 Guaranteed Distribution of $__________________ in respect of the Class 2-A1 Certificates which amount is an Insured Amount pursuant to the terms of the Agreement.

         5. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

         6. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

                                                       Trustee's account number.
                  -------------------------------------


                                      A-1

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         7.       The Trustee hereby agrees that, following receipt of the
                  Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof.


         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.



                                            By:
                                                -------------------------------
                                                       Trustee

                                            Title:
                                                   -----------------------------
                                                       (Officer)



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